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                                             As filed pursuant to Rule 424(b)(3)
                                             under the Securities Act of 1933
                                             Registration No. 33-85016






                    FIRST SUNAMERICA LIFE INSURANCE COMPANY


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                          FS VARIABLE SEPARATE ACCOUNT




                      SUPPLEMENT TO THE POLARIS PROSPECTUS

                            DATED DECEMBER 13, 1999




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The date of the Prospectus has been changed to March 31, 2000.

All references in the Prospectus to the date of the Statement of Additional Information are hereby changed to March 31, 2000.





Date:  March 20, 2000



               Please keep this Supplement with your Prospectus.